UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2019

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37931	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to eCivis Agreement

As previously announced, on September 12, 2018, GTY Technology Holdings Inc. (“GTY” or the “Company”) entered into definitive agreements to acquire each of Bonfire Interactive Ltd., CityBase, Inc., eCivis, Inc. (“eCivis”), Open Counter Enterprises Inc., Questica Inc. and Questica USCDN Inc. and Sherpa Government Solutions LLC (collectively, the “Targets”), which such agreements were first amended on October 31, 2018 and subsequently amended (or, in some cases, amended and restated) on December 28, 2018 (as amended, the “Transaction Documents”). The transactions contemplated by the Transaction Documents are collectively referred to herein as the “Business Combination.”

On January 8, 2019, the Company entered into an amendment (the “eCivis Amendment”) to the Amended and Restated Agreement and Plan of Merger, dated December 28, 2018, by and among eCivis, the Company, GTY EC Merger Sub, Inc. and the eCivis Holders’ Representative named therein (the “eCivis Agreement”) to provide, among other things, that $1 million of the cash consideration otherwise payable to eCivis Holders at the eCivis Closing will be deposited into an escrow account in order to cover certain obligations of eCivis owed to a third party (as such terms are defined in the eCivis Agreement).

The eCivis Amendment also revises the calculation to determine the number of shares of GTY Govtech Inc. (“New GTY”) common stock to be paid pursuant to the earn-out if certain tiers of revenues and EBITDA for the year ending December 31, 2020 are met. As amended, the number of shares will be determined by dividing (x) either $10,000,000, $20,000,000, $30,000,000, $40,000,000 or $50,000,000 (depending on the tier of revenues and EBITDA achieved) by (y) $10.00 (rather than dividing the amount described in clause (x) by the volume weighted average closing price for the shares of New GTY common stock as of December 31, 2020).

The foregoing description of the eCivis Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the eCivis Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Subscription Agreements

On January 9, 2019, the Company entered into subscription agreements (the “Subscription Agreements”) with certain institutional and accredited investors (the “Investors”), pursuant to which such Investors have agreed to purchase, immediately prior to the closing of the Business Combination, an aggregate of 6,656,238 Class A ordinary shares of the Company at a price of  $10.00 per share, or an aggregate cash purchase price of  $66,562,380, subject to certain conditions, including all conditions precedent to the closing of the Business Combination having been satisfied or waived, in a private placement. GTY Investors, LLC, the Company’s sponsor, will surrender to the Company for cancellation at no cost 124,214 Class B ordinary shares of the Company and the Company will issue an additional 124,214 Class A ordinary shares in the aggregate to certain of such Investors in consideration of their subscriptions. The Class A ordinary shares issuable to the Investors will be converted into shares of common stock of New GTY pursuant to the Business Combination.

Certain of the Investors have also agreed to not transfer any of the ordinary shares they own prior to the closing of the Business Combination and to not seek redemption of such ordinary shares in connection with the Business Combination. The Subscription Agreements contain customary representations and warranties of the Company and each Investor.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Underwriting Agreement

On January 9, 2019, the Company entered into an amendment (the “UA Amendment”) to the Underwriting Agreement, dated as of October 26, 2016, as amended (the “Underwriting Agreement”), by and among the Company and Citigroup Global Markets Inc., as representative of the underwriters of the Company’s initial public offering of units (the “Underwriters”), pursuant to which the deferred underwriting fees of  $19.32 million, which were originally payable by the Company to the Underwriters in cash upon completion of the Business Combination, are payable upon completion of the Business Combination as follows: $3.25 million in cash and $16.1 million in the Company’s ordinary shares, par value $0.0001 per share (the share portion of which is, at the Company’s election, payable in cash and subject to downward adjustment as provided in the UA Amendment).

The foregoing description of the UA Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the UA Amendment, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Subscription Agreements is incorporated by reference into this Item 3.02. The Class A ordinary shares of the Company to be issued to the Investors in connection with the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, New GTY, a wholly owned subsidiary of GTY, has filed a Registration Statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement/prospectus, relating to (i) an extraordinary general meeting of shareholders of GTY to vote upon, among other things, the Business Combination (the “shareholder meeting”) and (ii) an extraordinary general meeting of public warrant holders of GTY to vote upon, among other things, a proposed amendment to the warrant agreement governing the Company’s warrants (the “Warrant Agreement”) (such meeting of the public warrant holders of GTY, the “warrant holder meeting”). After the Registration Statement becomes effective, GTY will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders in connection with the shareholder meeting and the warrant holder meeting. The Company’s shareholders, warrant holders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination and the proposed amendment to the Warrant Agreement, as these materials will contain important information about the Targets, the Company, the Business Combination and the proposed amendment to the Warrant Agreement.  The definitive proxy statement/prospectus and other relevant materials for the Business Combination and the proposed amendment to the Warrant Agreement will be mailed to shareholders and warrant holders of the Company as of a record date to be established for voting on the Business Combination and the proposed amendment to the Warrant Agreement. Shareholders and warrant holders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898.

Participants in the Solicitation

GTY and its directors and executive officers may be deemed participants in the solicitation of proxies from GTY’s shareholders and warrant holders with respect to the shareholder meeting and warrant holder meeting. A list of the names of those directors and executive officers and a description of their interests in GTY is contained in New GTY’s proxy statement/prospectus on Form S-4, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898. Additional information regarding the interests of such participants are contained in the proxy statement/prospectus on Form S-4 relating to the shareholder meeting and warrant holder meeting.

The Targets and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders and warrant holders of GTY in connection with the shareholder meeting and warrant holder meeting. A list of the names of such directors and executive officers and information regarding their interests in the shareholder meeting and warrant holder meeting are included in the proxy statement/prospectus on Form S-4 relating to the shareholder meeting and warrant holder meeting.

Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and each Target’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and the Targets’ expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of either the Company’s or the Targets’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the Transaction Documents or could otherwise cause a Business Combination to fail to close; (2) the outcome of the New York and California lawsuits among the Company, OpenGov, Inc. and the other parties thereto, as well as any other legal proceedings that may be instituted against the Company or a Target in connection with the Transaction Documents and the Business Combination; (3) the inability to complete a Business Combination, including due to failure to obtain approval of the shareholders of the Company or other conditions to closing in the Transaction Documents; (4) the inability to complete the proposed amendment to the Warrant Agreement, including due to the failure to obtain the approval of the warrant holders of the Company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with a Business Combination; (6) the inability to obtain or maintain the listing of New GTY’s common stock on The Nasdaq Stock Market following the Business Combination; (7) the risk that a Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of a Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that a Target or the post-combination company may be adversely affected by other economic, business, and/or competitive factors; (12) any government shutdown, such as the federal government shutdown which commenced in December 2018, which impacts the ability of the Targets’ customers to purchase the Targets’ products and services; and (13) other risks and uncertainties indicated from time to time in the proxy statement/prospectus on Form S-4 relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Amendment to Underwriting Agreement, dated as of January 9, 2019, by and among GTY Technology Holdings Inc. and Citigroup Global Markets Inc., as representative of the underwriters.
2.1	Amendment No. 1 to Amended and Restated Agreement and Plan of Merger, dated January 8, 2019, by and among eCivis Inc., GTY Technology Holdings Inc., GTY EC Merger Sub, Inc. and the eCivis Holders’ Representative named therein.
10.1	Form of Subscription Agreement between GTY Technology Holdings Inc. and certain institutional and accredited investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Harry L. You
Name: Harry L. You
Title: President and Chief Financial Officer

Dated: January 14, 2019